Exhibit 10.18

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES AND MAY NOT BE OFFERED, SOLD, MORTGAGED OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE IRA (AS DEFINED BELOW), THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT BY THE HOLDER AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER, THE COMPANY AND OTHER PARTIES NAMED THEREIN.

SENSORS FOR MEDICINE AND SCIENCE, INC.

WARRANT TO PURCHASE PREFERRED STOCK

No. PSW-

Void After

THIS CERTIFIES THAT, for value received,                      , with its principal office at                          , or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from SENSORS FOR MEDICINE AND SCIENCE, INC., a Delaware corporation (the “Company”), that number of Exercise Shares (as defined below) as set forth herein, during the Exercise Period (as defined below).

This Warrant is being issued pursuant to the terms of the Amended and Restated Note and Warrant Purchase Agreement, dated as of [     ], by and among the Company and the Purchasers listed on the Schedules of Purchasers attached thereto (the “Purchase Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1.                                      DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

(a)                                 “Exercise Period” shall mean the period commencing on the date hereof and ending on             .

(b)                                 “Exercise Price” shall mean (i) in the event this Warrant is exercised for Qualified Financing Shares (as defined in the Notes), the price per share of Qualified Financing Shares in the Qualified Financing (as defined in the Notes), (ii) in the event this Warrant is exercised for Series C Preferred Stock, $4.00, or (iii) if the Exercise Shares are Non-Qualified Financing Stock (as defined below), the price per share for which such Non-Qualified Financing Stock is purchased in such non-Qualified Financing.

(c)                                  “Exercise Shares” shall mean (i) after the closing of a Qualified Financing, that number of fully paid and non-assessable shares of Qualified Financing Shares, (ii) after the conversion of the Notes pursuant to Section 5.2(a) of the Notes, that number of fully paid and non-assessable shares of Series C Preferred Stock or (iii) after the conversion of the Notes pursuant to Section 5.2(b) of the Notes, that number of fully paid and non-assessable shares of the class and series of stock issued in such financing that is not a Qualified Financing (“Non-Qualified Financing Stock”), each as determined in accordance with Section 2 and calculated in accordance with the following formula:

Exercise Shares		=	A / B

where:	A	=	the Principal Amount

	B	=

(i) if the Exercise Shares are Qualified Financing Shares, the price per share of Qualified Financing Shares (as defined in the Notes), (ii) if the Exercise Shares are Series C Preferred Stock, $4.00, or (iii) if the Exercise Shares are Non-Qualified Financing Stock, the price per share for which such Non-Qualified Financing Stock is purchased in such non-Qualified Financing.

2.                                      EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)                                 An executed Notice of Exercise in the form attached hereto;

(b)                                 payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c)                                  this Warrant.

In the event this Warrant is exercised in connection with, or after the closing of, a Qualified Financing, Exercise Shares shall be Qualified Financing Shares.  In the event the Notes are repaid pursuant to Section 3 or Section 4 of the Notes, Exercise Shares shall be Series C Preferred Stock.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.   In case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Exercise Shares equal to the number of such Exercise Shares called for on the face of this Warrant minus the number of Exercise Shares purchased by the Holder upon all exercises made in accordance with this Section 2.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1                               Net Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Exercise Shares is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Exercise Shares computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of shares of Exercise Shares to be issued to the Holder

Y =

the number of shares of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of the Company’s Exercise Shares (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of the Exercise Shares shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share of Exercise Shares shall be the per share offering price to the public of the Company’s initial public offering.

2.2                               Automatic Exercise.  Notwithstanding the provisions of Section 2 if the Holder has not exercised this Warrant prior to the closing of a Company Sale (as defined in the Notes) or an initial public offering, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 2.1, without any further action on behalf of the Holder, immediately prior to such closing.

3.                                      COVENANTS OF THE COMPANY.

3.1                               Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its (a) Preferred Stock to provide for the exercise of the rights represented by this Warrant and (b) Common Stock to provide for the conversion of such shares of Preferred Stock.  If at any time during the Exercise Period the number of authorized but unissued shares of (x) Preferred Stock shall not be sufficient to permit exercise of this Warrant or (y) Common Stock shall not be sufficient to permit the conversion of such shares of Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock or Common Stock, as applicable, to such number of shares as shall be sufficient for such purposes.

3.2                               No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3                               Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.                                      REPRESENTATIONS OF HOLDER.

4.1                               Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof.  The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2                               Securities Are Not Registered; Shareholder Agreements.

(a)                                 The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.

(b)                                 The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)                                  The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

(d)                                 The parties acknowledge and agree that the Company and its stockholders have entered into certain agreements that, among other things, set forth certain rights, obligations and responsibilities of each party in connection with the stockholders’ ownership of the capital stock of the Company (the “Stockholder Agreements”), including, but not limited to, that certain Amended and Restated Investor Rights Agreement, as amended, by and between the Company and the stockholders identified therein (the “IRA”).  Holder agrees that it shall enter into each Stockholder Agreement, including, but not limited to, the IRA promptly upon exercise of this Warrant pursuant to Section 2 hereof.

5.                                      ADJUSTMENT OF EXERCISE PRICE.  In the event of changes in the outstanding Preferred Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6.                                      FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of an Exercise Share by such fraction.

7.                                      NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.                                      MODIFICATION; WAIVER.  Any provision of this Warrant may be amended or waived by the written consent of the Company and the Holder or by the Company and the Requisite Holders; provided that, the written consent of the Holder shall be required to amend or waive Sections 1(b) and 1(c).  Notwithstanding the foregoing, this Warrant may not be amended and the observance of any term may not be waived with respect to any Holder without the written consent of such Holder unless such amendment or waiver applies to all similarly situated Holders in the same manner.

9.                                      TRANSFER OF WARRANT.  The Company may elect not to permit a transfer of the Warrant if it has not obtained reasonably satisfactory assurance that such transfer has complied with the terms of the IRA with transfer of this Warrant deemed to constitute a “transfer of Preferred Shares or Conversion Shares” as described in Section 1 of the IRA and for such purpose thereunder.

10.                               LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose upon the advice of counsel (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.                               ASSIGNMENT.  Except as otherwise provided herein, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that the Company may not assign its obligations under this Warrant without the written consent of the Requisite Holders

12.                               SEVERABILITY.  If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.                               NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given if delivered in accordance with the Purchase Agreement.

14.                               ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15.                               GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

16.                               LEGENDS.  Exercise Shares (and the securities issuable, directly or indirectly, upon conversion of the Exercise Shares) shall be imprinted with a legend in substantially the form set forth in the IRA.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

SENSORS FOR MEDICINE AND SCIENCE, INC.

TIMOTHY GOODNOW
President and CEO

Address:	20451 Seneca Meadows Parkway
Germantown, Maryland 20876

Acknowledged and Accepted:

By:
Name:
Title:

Address:

[SIGNATURE PAGE TO WARRANT TO PURCHASE PREFERRED STOCK]

NOTICE OF EXERCISE

TO:  SENSORS FOR MEDICINE AND SCIENCE, INC.

(1)           ☐            The undersigned hereby elects to purchase          shares of the  Preferred Stock of Sensors for Medicine and Science, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐            The undersigned hereby elects to purchase          shares of the  Preferred Stock of Sensors for Medicine and Science, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)           Please issue a certificate or certificates representing said shares of Preferred Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           The undersigned represents that (i) the aforesaid shares of  Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of  Preferred Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of  Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of  Preferred Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: , 20

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.